JANUS INVESTMENT FUND

                       SUPPLEMENT DATED DECEMBER 21, 1995
                      TO PROSPECTUS DATED FEBRUARY 15, 1995


Effective January 1, 1996, Janus Capital Corporation will implement several changes in portfolio managers. Blaine P. Rollins will assume the management responsibilities from James P. Craig for Janus Balanced Fund. Mr. Rollins joined Janus in 1990 and has gained experience as a trader and research analyst prior to assuming management responsibility for Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst (C.F.A.). Mr. Craig will continue to manage Janus Fund.

Sandy R. Rufenacht will assume the management responsibilities from Ronald V. Speaker for Janus Short-Term Bond Fund and Janus Intermediate Government Securities Fund. Mr. Rufenacht joined Janus in 1990 and has gained experience as a trader and research analyst prior to assuming management responsibility for Janus Short-Term Bond Fund and Janus Intermediate Government Securities Fund. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

Darrell W. Watters will assume the management responsibilities from Mr. Speaker for Janus Federal Tax-Exempt Fund. Mr. Watters joined Janus in 1993 as a municipal bond trader and analyst prior to assuming management responsibility for Janus Federal Tax-Exempt Fund. He holds a Bachelor of Arts in Economics from Colorado State University. Mr. Speaker will continue to manage Janus Flexible Income Fund and Janus High-Yield Fund.

The changes described above modify the "Investment Personnel" section of the prospectus.